                                                                   Exhibit 10.21

                              EXCHANGE AGREEMENT

         This EXCHANGE AGREEMENT (this "Agreement") is entered into as of May 7, 2001, by and among Global Power Equipment Group Inc. (the "Company"), a Delaware corporation, and each of the Persons named on Schedule I attached hereto (each such Person, a "Purchaser" and, collectively, the "Purchasers").

         Capitalized terms used and not otherwise defined herein shall have the respective meaning given such term in the Limited Liability Company Agreement of GEEG Holdings, L.L.C. ("GHLLC"), a Delaware limited liability company, dated as of August 1, 2000.


                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, each Purchaser owns the number of Preferred Units and Class A Common Units (collectively, with respect to such Purchaser, "Units") in GHLLC set forth opposite such Purchaser's name on Schedule I attached hereto;

         WHEREAS, each Purchaser desires to contribute such Purchaser's Units to the Company in exchange for shares of common stock (the "Common Stock"), par value $0.01 per share, of the Company;

         WHEREAS, the Company desires to issue shares of Common Stock to each such Purchaser in exchange for all of such Purchaser's Units; and

         WHEREAS, with respect to each Purchaser other than GEEG Acquisition Holdings Corp., the parties hereto intend for the transactions contemplated hereby to qualify as a tax free contribution under Section 351(d) of the Internal Revenue Code of 1986, as amended (the "Code") and, with respect to GEEG Acquisition Holdings Corp., the parties hereto intend for the transactions contemplated hereby to qualify as a tax free reorganization under Section 368(a)(1) of the Code.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and the mutual benefits hereby provided, the Company and the Purchasers, intending to be bound legally, hereby agree as follows:

         Section 1. Exchanges of Units for Common Stock.

         1.1. Exchanges. Subject to the terms and conditions hereinafter set forth, each Purchaser hereby agrees to transfer to the Company such Purchaser's Units and the Company hereby agrees to issue to such Purchaser shares of Common Stock as follows:

         (a) Each Common Unit shall be exchanged for a number of shares of Common Stock equal to the quotient resulting from dividing 31,558,522 by the number of Common Units issued and outstanding on the date of execution and delivery of the underwriting agreement (the "Underwriting Agreement") by and among the Company,

     Credit Suisse First Boston Corporation, Salomon Smith Barney Inc., Deutsche Bank Alex. Brown Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters, with respect to the IPO by each of the parties thereto (the "Effective Date"); and

         (b) Each Preferred Unit shall be exchanged for the number of shares of Common Stock equal to the amount obtained when one hundred (100) is divided by the initial price per share at which shares of Common Stock will be offered in the IPO.

         1.2. Issuance of Stock Certificates. The Company shall issue separate stock certificates to, or cause separate book entries to be made on behalf of, each Purchaser with respect to the Common Stock issued pursuant to each of
Section 1.1(a) and 1.1(b) hereof.

         1.3. No Fractional Shares. No fractional shares of Common Stock of the Company shall be issued under this Agreement and any fractional share interests will not entitle the owner thereof to vote or to have any rights of a holder of Common Stock of the Company. In lieu of any such fractional shares, each holder of shares of Common Stock of the Company who would otherwise have been entitled to a fraction of a share of Common Stock of the Company pursuant to Section 1.1(a) or 1.1(b) hereof shall be paid an amount in cash (without interest) equal to the product of (i) such fractional part of a share of Common Stock of the Company multiplied by (ii) the initial price per share at which shares of Common Stock will be offered in the IPO; provided, however, that if a holder of shares of Common Stock of the Company would be entitled to fractional shares of Common Stock of the Company under 1.1(a) and 1.1(b) hereof in an aggregate amount equal to or greater than one whole share of Common Stock of the Company, such holder shall receive one additional share of Common Stock of the Company (which share of Common Stock shall be deemed to be issued pursuant to Section 1.1(b)) and the remaining fractional shares shall be paid in cash as set forth above. As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional interests, the Company will forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

         1.4. Closing. The exchanges referred to in Section 1.1 (the "Closing") shall take place at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, or such other place as shall be mutually agreed to by the parties hereto, on the Effective Date. Such date is herein referred to as the "Closing Date."

         Section 2. Representations of the Purchasers

         Each Purchaser represents and warrants to the Company as follows:

         2.1. Such Purchaser represents that such Purchaser is not acquiring the Common Stock with a view to, or for resale in connection with, any distribution of the Common Stock in violation of the Securities Act of 1933 (the "Securities Act"). Such Purchaser understands that the Common Stock has not been registered under the Securities Act or the securities laws of any state and that the Common Stock has been issued to such Purchaser by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Purchaser and upon the other representations made by such Purchaser in this Agreement. Such Purchaser understands that the Company is relying upon the representations and agreements made by such Purchaser in this Agreement.

         2.2. Such Purchaser understands that such Purchaser may not sell or transfer the Common Stock purchased pursuant to this Agreement unless the Common Stock is registered pursuant to the requirements of the Securities Act and of any applicable state or "blue sky" securities laws or regulations, or, if required by the Company, such Purchaser furnishes an opinion of counsel, in form and substance satisfactory to the Company, to the effect that registration is not then required under the Securities Act or under any applicable state or "blue sky" securities laws or regulations. Such Purchaser further understand that the Company has no obligation or present intention of so registering the Common Stock (other than its obligations under the Registration Rights Agreement, dated as of the date hereof, by and among the Company and the other parties thereto), and that there is no assurance that any exemption from registration under the Securities Act will be available or, if available, that such exemption will allow such Purchaser to dispose of or otherwise transfer any or all of the shares of Common Stock in the amounts or at the times that such Purchaser may propose.

         2.3. Such Purchaser (i) has such knowledge, sophistication and experience in business and financial matters that such Purchaser is capable of evaluating the merits and risks of the exchange referred to in Section 1.1 hereof, (ii) fully understands the nature, scope and duration of the limitations applicable to the Common Stock, (iii) is able to bear the economic risk of the exchange referred to in Section 1.1 hereof, and (iv) is an "Accredited Investor" as defined in Regulation D under the Securities Act.

         Section 3. Miscellaneous

         3.1. Effectiveness. This Agreement shall be effective immediately following the execution and delivery of the Underwriting Agreement by each of the parties thereto on the Effective Date.

         3.2. Legend. Each certificate representing any portion of the shares of Common Stock shall be stamped or otherwise imprinted with a legend in the following form:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States."

Any legend endorsed on a certificate representing any portion of the shares of Common Stock pursuant to this Section 3.2 and any stop transfer instructions or notations on the Company's records with respect to such Common Stock shall be removed or lifted and the Company shall issue a certificate without such legend to the holder of such Common Stock if (i) the transfer of such Common Stock has been registered under the Securities Act or (ii) such holder provides the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) stating that a public sale or transfer of such Common Stock may be made without registration under the Securities Act and that such legend is not required under any applicable state securities laws.

         3.3. Termination, Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, modification, change, discharge or termination is sought; provided, however that if the transactions contemplated by this Agreement are not consummated by August 31, 2001, this Agreement shall terminate.

         3.4. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Purchaser, without the prior written consent of the other parties hereto (in the case of a proposed assignment by the Company) or the Company (in the case of a proposed assignment by such Purchaser).

         3.5. Power of Attorney. (a) Each Purchaser, by its execution hereof, hereby irrevocably makes, constitutes and appoints the Board of Directors as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead to make, execute, sign, acknowledge, swear to, record and register all certificates and other instruments deemed advisable by the Board of Directors to carry out the provisions of this Agreement.

         (b) The foregoing power of attorney:

                  (i) is coupled with an interest, shall be irrevocable and shall survive the death, incapacity or bankruptcy of each Purchaser; and

                  (ii) may be exercised by the Board of Directors either by authorizing a Person to sign separately as attorney-in-fact for each Purchaser or, after listing all of the Purchasers executing an instrument, by a single signature of a Person authorized by the Board of Directors acting as attorney-in-fact for all of them.

         3.6. Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

         3.7. Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         3.8. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings (whether written or oral) with respect thereto.

         3.9. Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be deemed to be an original instrument.

         3.10. Notices. All notices and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered by personal delivery, overnight courier, telecopier or registered or certified mail, return-receipt requested and postage prepaid addressed as follows:

         If to a Purchaser, to:

         The address set forth under such Purchaser's name on Schedule I attached hereto

         If to the Company, to:

         Global Power Energy Group Inc.
         c/o Harvest Partners, Inc.
         280 Park Avenue, 33rd Floor
         New York, NY 10017
         Attention: Stephen Eisenstein

         Any such communication shall be deemed given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

         3.11. GOVERNING LAW. THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE'S CHOICE OF LAW PROVISIONS.

                                    * * * * *

         IN WITNESS WHEREOF, the Company and each Purchaser has executed this Agreement as of the date first written above.



                                       GEEG ACQUISITION HOLDINGS CORP.



                                       By:/s/ Stephen Eisenstein
                                          -------------------------
                                          Name: Stephen Eisenstein
                                          Title:

                  [Signature page for this Exchange Agreement]



                                       GEEG ACQUISITION HOLDINGS L.L.C.



                                       By:/s/ Stephen Eisenstein
                                          -------------------------
                                          Name: Stephen Eisenstein
                                          Title:

                  [Signature page for this Exchange Agreement]



                                       GLOBAL POWER EQUIPMENT GROUP INC.



                                       By:/s/  Larry  Edwards
                                          -------------------------
                                          Name: Larry Edwards
                                          Title: President

                  [Signature page for this Exchange Agreement]



                                       SMC POWER HOLDINGS, L.L.C.



                                       By:/s/  Howard  Unger
                                          -------------------------
                                          Name:  Howard Unger
                                          Title: Managing Member

                  [Signature page for this Exchange Agreement]



                                       SAW MILL INVESTMENTS, L.L.C.



                                       By:/s/  Howard  Unger
                                          -------------------------
                                          Name: Howard Unger
                                          Title: President

                  [Signature page for this Exchange Agreement]



                                       CASCADE INVESTMENT PARTNERS,
                                          L.L.C.



                                       By:/s/ Timothy J. MacKenze
                                          -------------------------
                                          Name: Timothy J. MacKenze
                                          Title: Managing Director

                  [Signature page for this Exchange Agreement]



                                       PARIBAS PRINCIPAL INCORPORATED



                                       By:/s/ Steven  Alexander
                                          -------------------------
                                          Name: Steven Alexander
                                          Title: President

                  [Signature page for this Exchange Agreement]



                                       INDOSUEZ GEEG PARTNERS



                                       By: Signature  Illegible
                                          -------------------------
                                          Name:
                                          Title:

                  [Signature page for this Exchange Agreement]



                                       By:/s/  William M. Gerstner
                                          -------------------------
                                          William M. Gerstner

                  [Signature page for this Exchange Agreement]



                                       By:/s/ Larry  Edwards
                                          -------------------------
                                          Larry Edwards

                  [Signature page for this Exchange Agreement]



                                       By:/s/  Gary  Obermiller
                                          -------------------------
                                          Gary Obermiller

                  [Signature page for this Exchange Agreement]



                                       By:/s/  Gene  Schockemoehl
                                          -------------------------
                                          Gene Schockemoehl

                  [Signature page for this Exchange Agreement]



                                       By:/s/  Michael  Hackner
                                          -------------------------
                                          Michael Hackner

                  [Signature page for this Exchange Agreement]



                                       By:/s/  James  Wilson
                                          -------------------------
                                          James Wilson

                  [Signature page for this Exchange Agreement]



                                       By:/s/  Jack  Silver
                                          -------------------------
                                          Jack Silver

                  [Signature page for this Exchange Agreement]



                                       By:/s/  Albert  Breuer
                                          -------------------------
                                          Albert Breuer

                  [Signature page for this Exchange Agreement]




                                       By:    /s/  Tike Wong
                                           -------------------------------------
                                           Tike Wong

                  [Signature page for this Exchange Agreement]


                                       By:    /s/  John Rieckman
                                           -------------------------------------
                                           John Rieckman

                  [Signature page for this Exchange Agreement]


                                       By:    /s/  Monte Ness
                                           -------------------------------------
                                           Monte Ness

                  [Signature page for this Exchange Agreement]


                                       By:    /s/  Kevin Zahler
                                           -------------------------------------
                                           Kevin Zahler

                  [Signature page for this Exchange Agreement]


                                       By:    /s/  Jack McSweeney
                                           -------------------------------------
                                           Jack McSweeney

                  [Signature page for this Exchange Agreement]


                                       By:    /s/  Bengt Sohlen
                                           -------------------------------------
                                           Bengt Sohlen

                                                                      SCHEDULE I

                                          Preferred Units      Class A Common
            Purchaser                        Exchanged         Units Exchanged
            ---------                        ---------         ---------------
GEEG Acquisition Holdings Corp.              558,517.44           620,575.3
c/o Harvest Partners, Inc.
280 Park Avenue
33rd Floor
New York, NY 10017
Attn: Stephen Eisenstein

GEEG Acquisition Holdings LLC                248,850.00           276,500.0
c/o Harvest Partners, Inc.
280 Park Avenue
33rd Floor
New York, NY 10017
Attn: Stephen Eisenstein

SMC Power Holdings, L.L.C.                    24,423.81            27,137.5
c/o Saw Mill Capital, LLC
555 Pleasantville Rd.
South Building, Suite 220
Briarcliff Manor, NY 10510
Attn: Howard Unger

Saw Mill Investments, L.L.C.                  26,263.32            29,181.5
c/o Saw Mill Capital, LLC
555 Pleasantville Rd.
South Building, Suite 220
Briarcliff Manor, NY 10510
Attn: Howard Unger

Cascade Investment Partners,                   8,100.00             9,000.0
L.L.C.
c/o Capital Concepts LLC
300 South Wacker Dr.
Suite 2400
Chicago, IL  60606

                                                                      Schedule I
                                                                          Page 2

Paribas Principal Incorporated                15,157.63            16,841.8
c/o Paribas
787 Seventh Avenue
New York, NY 10019
Attn: Ed Irwin

Indosuez GEEG Partners                        13,137.09            14,596.8
666 Third Avenue
9th Floor
New York, NY 10017
Attn: Ken Kencel

William M. Gerstner                            2,918.15             3,242.4
c/o Saw Mill Capital, LLC
555 Pleasantville Rd.
South Building, Suite 220
Briarcliff Manor, NY 10510
Attn: Howard Unger

Larry Edwards                                 20,120.06            22,355.6
Global Energy Equipment Group
6120 South Yale
Suite 1480
Tulsa, Oklahoma  74136

Gary Obermiller                               15,638.32            17,375.9
Deltak, L.L.C.
2905 Northwest Blvd.
Suite 150
Plymouth, Minnesota  55441

Gene Schockemoehl                             14,916.36            16,573.7
Global Energy Equipment Group
6120 South Yale
Suite 1480
Tulsa, Oklahoma  74136

                                                                      Schedule I
                                                                          Page 3

Michael Hackner                                8,130.44             9.033.8
Deltak, L.L.C.
2905 Northwest Blvd.
Suite 150
Plymouth, Minnesota  55441

James Wilson                                   6,965.30             7,739.2
Global Energy Equipment Group
6120 South Yale
Suite 1480
Tulsa, Oklahoma  74136

Jack Silver                                    4,626.12             5,140.2
Global Energy Equipment Group
6120 South Yale
Suite 1480
Tulsa, Oklahoma  74136

Albert Breuer                                  4,515.06             5,016.7
Global Energy Equipment Group
6120 South Yale
Suite 1480
Tulsa, Oklahoma  74136

Tike Wong                                      4,415.65             4,906.3
Deltak, L.L.C.
2905 Northwest Blvd.
Suite 150
Plymouth, Minnesota  55441

John Rieckman                                  4,570.59             5,078.5
Global Energy Equipment Group
6120 South Yale
Suite 1480
Tulsa, Oklahoma  74136

                                                                      Schedule I
                                                                          Page 4


Monte Ness                                     4,920.47             5,467.2
Deltak, L.L.C.
2905 Northwest Blvd.
Suite 150
Plymouth, Minnesota  55441

Kevin Zahler                                   4,781.63             5,312.9
Deltak, L.L.C.
2905 Northwest Blvd.
Suite 150
Plymouth, Minnesota  55441

Jack McSweeney                                18,000.00            20,000.0
Consolidated Fabricators, Inc.
41 Monroe Turnpike
Trumbell, CT  06611

Bengt Sohlen                                          0             1,205.0
c/o Harvest Partners, Inc.
280 Park Avenue
New York, NY
Attn: Stephen Eisenstein